Collaboration and licensing arrangements	12 Months Ended
Dec. 31, 2021
Collaboration and licensing arrangements
Collaboration and licensing arrangements

33Collaboration and licensing arrangements

During 2019, Prenetics HK entered into collaboration agreements with New Horizon Health Limited and Hangzhou New Horizon Health Technology Co., Ltd. (collectively “New Horizon”) to obtain exclusive rights to market, distribute, and provide testing services in relation to New Horizon’s proprietary technology of ColoClear which is for early colorectal cancer screening. Under the terms of the agreements, Prenetics HK is obligated to pay New Horizon a fee equal to 50% of the gross margin generated from the sale of such products. The agreements have an initial term of five years and may be extended for an additional five years.

During the years ended December 31, 2021 and 2020, the expenses incurred in connection with these agreements amounted to $57,600 and $72,121, respectively.